Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

9.	Income Taxes
There was
no
income tax expense for the three and nine months ended September 30, 2021 and 2020.
We have cumulative NOLs as of September 30, 2021 and December 31, 2020. Given the history of losses, and after consideration for the risk associated with estimates of future taxable income, we established a full valuation allowance against net deferred tax assets at September 30, 2021 and December 31, 2020. As a result of the Tax Cuts and Jobs Act (“TCJA”), the federal NOLs generated in 2018 through 2020 will be carried forward indefinitely and are limited to an 80% deduction of taxable income. The

80
%
limitation is not applicable to NOLs generated before 2018. An exception to the TCJA federal NOL modification applies to nonlife insurance companies (e.g., Alignment Health Plan Inc.). Alignment Health Plan Inc.’s NOL treatment is the same as those NOLs generated in tax years 2017 and prior.
Additionally, an “ownership change” as defined under Section 382 of the Internal Revenue Code, could potentially limit the ability to utilize certain tax attributes including the Company’s substantial NOLs. Ownership change is generally defined as any significant change in ownership of more than 50% of its stock over a three-year testing period. If, as a result of current or future transactions involving our common stock, we undergo cumulative ownership changes which exceed 50% over the testing period, our ability to utilize our NOL carryforwards would be subject to additional limitations under IRC Section 382. We continue to monitor changes in ownership with respect to these income tax provisions.

9.	INCOME TAXES
There was no income tax expense for the years ended December 31, 2020 and 2019.
The reconciliation of income tax expense recorded in the consolidated statement of operations and amounts computed at the statutory federal income tax rate for the years ended December 31, 2020 and 2019, were as follows:

	2020		2019
	Amount	Percentage	Amount	Percentage
Loss before tax at statutory federal rate	$(4,814)	21.0%	$(9,394)	21.0%
Valuation allowance	(833)	3.6	12,066	(27.0)
State income tax—net of federal tax benefit	(1,289)	5.6	(2,892)	6.5
Nondeductible expenses	60	(0.2)	187	(0.4)
Equity-based compensation	446	(1.9)	—	—
Cumulative deferred adjustment and other	2,600	(11.3)	—	—
ACA Health insurer fee	2,580	(11.3)	—	—
Provision to return adjustment	1,250	(5.5)	33	(0.1)

Income tax expense	$—		$—

The components of deferred income taxes as of December 31, 2020 and 2019, were as follows:

	2020	2019
Deferred tax assets:
Federal and state net operating loss carryforwards	$90,351	$90,535
Employee benefits	5,466	6,002
Interest deduction limitation	4,484	4,306
Other	1,340	383

Gross deferred tax assets	101,641	101,226

Deferred tax liabilities:
Intangibles	(1,491)	(1,583)
Depreciation	(1,646)	(568)
Lease liabilities	(262)	—

Gross deferred tax liabilities	(3,399)	(2,151)

Net deferred tax assets	98,242	99,075
Valuation allowance	(98,242)	(99,075)

Net deferred taxes	$—	$—
Valuation allowances are provided when it is considered more likely than not that deferred tax assets will not be realized. The valuation allowances primarily relate to future tax benefits on certain federal and state net operating loss (“NOL”) carryforwards. For the years ended December 31, 2020 and 2019, federal NOL carryforwards were $322,808 and $319,830, respectively. For the years ended December 31, 2020 and 2019, state NOL carryforwards were $343,140 and $332,566, respectively, and $54,616 of the total federal net operating loss carryforwards have an indefinite life while the remaining federal and state net operating loss carryforwards begin to expire in 2033 if not utilized.
Of the total NOL carryforwards, approximately $11,097 of federal and $13,221 of California NOL carryforwards relate to Alignment Health Plan, Inc. for which the utilization of the federal NOL carryforward is subject to a federal Section 382 limitation of $803 per year, and the utilization of the California NOL carryforwards is subject to a similar California annual limitation. In June 2020, California’s Governor signed into law Assembly Bill (“AB”) 85 suspending California NOL utilization for taxpayers with more than $1 million of taxable income, effective for tax years 2020, 2021, and 2022. AB 85 includes an extended carryover period for the suspended NOLs with an additional year carryforward for each year of suspension.

We have cumulative NOLs as of December 31, 2020 and 2019. Given the history of losses, and after consideration for the risk associated with estimates of future taxable income, we established a full valuation allowance against net deferred tax assets at December 31, 2020 and 2019.
NOLs generated for tax years 2017 and prior are generally eligible for a two-year
carryback and
20-year
carryforward, and such NOL carryovers and carrybacks can fully offset taxable income of the taxpayer if not otherwise limited under the Internal Revenue Code (e.g., Section 382 limitations). As a result of the Tax Cuts and Jobs Act (“TCJA”), the federal NOLs generated in 2018 through 2020 will be carried forward indefinitely and are limited to an 80% deduction of taxable income. The 80% limitation is not applicable to NOLs generated before 2018. An exception to the TCJA federal NOL modification applies to nonlife insurance companies (e.g., Alignment Health Plan Inc.). Alignment Health Plan Inc.’s NOL treatment is the same as those NOLs generated in tax years 2017 and prior.
The CARES Act, which was enacted on March 27, 2020, provides for deferred payment of the employer portion of social security taxes due between March 27, 2020 and December 31, 2020, with 50% due by December 31, 2021 and the remaining 50% due by December 31, 2022. We began deferring the employer portion of its social security taxes in April 2020. For the year-ended December 31, 2020, we deferred our portion of social security taxes in the amount of $2,140.
As of December 31, 2020 and 2019, there were no liabilities for unrecognized tax benefits.